EXHIBIT 10.1

	AWARD/CONTRACT		1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)			RATING DO		PAGE 1	OF	PAGES 29
2. CONTRACT (Proc. Inst. Ident.) NO. M67854-07-D-5006			3. EFFECTIVE DATE 09 Nov 2006			4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
5. ISSUED BY		CODE	M67854	6. ADMINISTERED BY (If other than Item 5)		CODE		S1103A
MARCORSYSCOM-GTES				DCMA ATLANTA
ATTN CTQ/HOLLY HUBBELL				2300 LAKE PARK DRIVE
2200 LESTER STREET				SUITE 300					SCD: B
QUANTICO VA 22134-5010				SMYNRA GA 30080

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)						8.	DELIVERY
FORCE PROTECTION INDUSTRIES, INC						☐ FOB ORIGIN ☒ OTHER (See below)
MIKE ALDRICH						9. DISCOUNT FOR PROMPT PAYMENT
9801 HIGHWAY 78, #3
LADSON SC 29456
						10. SUBMIT INVOICES 1		ITEM

						(4 copies unless otherwise specified)		Section G
TO THE ADDRESS
CODE 1EFH8			FACILITY CODE			SHOWN IN:
11. SHIP TO/MARK FOR		CODE		12. PAYMENT WILL BE MADE BY		CODE		HQ0338
DFAS COLUMBUS SOUTH ENTITLEMENT OPS
P.O. BOX 182264
COLUMBUS OH 43218-2264
See Schedule

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:				14. ACCOUNTING AND APPROPRIATION DATA
☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )
15A. ITEM NO.		15B. SUPPLIES/ SERVICES		15C. QUANTITY		15D. UNIT	15E. UNIT PRICE	15F. AMOUNT

SEE SCHEDULE

				15G. TOTAL AMOUNT OF CONTRACT				$214,124,459.00
16. TABLE OF CONTENTS
(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION				PAGE(S)
PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
X	A	SOLICITATION/ CONTRACT FORM	1	X	I	CONTRACT CLAUSES				20 - 28
X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2 - 11	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
	C	DESCRIPTION/ SPECS./ WORK STATEMENT		X	J	LIST OF ATTACHMENTS				29
X	D	PACKAGING AND MARKING	12	PART IV - REPRESENTATIONS AND INSTRUCTIONS
X	E	INSPECTION AND ACCEPTANCE	13		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
X	F	DELIVERIES OR PERFORMANCE	14 - 15
X	G	CONTRACT ADMINISTRATION DATA	16 - 17		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
X	H	SPECIAL CONTRACT REQUIREMENTS	18 - 19		M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR’S NEGOTIATED AGREEMENT Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☐ AWARD (Contractor is not required to sign this document.)   Your offer on Solicitation Number            including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)				20A. NAME AND TITLE OF CONTRACTING OFFICER

				TEL:		EMAIL:
19B. NAME OF CONTRACTOR			19C. DATE SIGNED	20B. UNITED STATES OF AMERICA				20C. DATE SIGNED

BY				BY
	(Signature of person authorized to sign)			(Signature of Contracting Officer)
NSN 7540-01-152-8069		26-107					STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE		GPO 1985 O - 469-794					Prescribed by GSA FAR (48 CFR) 53.214(a)

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0001		200	Each	$632,947.00	$126,589,400.00 NTE
	JERRV 6X6 FFP IAW SOW and PS. Overpacked with manuals. FOB: Destination

				MAX NET AMT	$126,589,400.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0002		20	Each	$311,688.00	$6,233,760.00 NTE
	Field Service Representatives FFP JERRV FSR. IAW SOW and PS FOB: Destination

				MAX NET AMT	$6,233,760.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0003		200	Each	$600.00	$120,000.00 NTE
	On-Board Consumables Blk FFP JERRV OCB. IAW SOW and PS. FOB: Destination

				MAX NET AMT	$120,000.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0004		200	Each	$17,000.00	$3,400,000.00 NTE
	Forward Deployment Block FFP JERRV FDB. IAW SOW and PS FOB: Destination

				MAX NET AMT	$3,400,000.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005		UNDEFINED		UNDEFINED	UNDEFINED
Training Sessions FFP FOB: Destination

				MAX NET AMT	UNDEFINED

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005AA		5	Each	$30,000.00	$150,000.00 NTE
	Training Sessions - CONUS FFP JERRV Training. IAW SOW and PS FOB: Destination

				MAX NET AMT	$150,000.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0005AB		15	Each	$50,000.00	$750,000.00 NTE
	Training Sessions - OCONUS FFP JERRV Training Sessions. IAW SOW and PS FOB: Destination

				MAX NET AMT	$750,000.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0006		14	Each	$155,000.00	$2,170,000.00 NTE
	Maintenance Workshop Blk FFP JERRV MWB. IAW SOW and PS FOB: Destination

				MAX NET AMT	$2,170,000.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0007		2	Each	$519,480.00	$1,038,960.00 NTE
	Tool Kits FFP FOB: Destination

				MAX NET AMT	$1,038,960.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008		UNDEFINED		UNDEFINED	UNDEFINED
Buffalo FFP Buffalo Vehicle overpacked with manuals. IAW SOW and PS FOB: Destination

				MAX NET AMT	UNDEFINED

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008AA		9	Each	$869,958.00	$7,829,622.00 NTE
	Buffalo 1-A FFP FOB: Destination

				MAX NET AMT	$7,829,622.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0008AB		71	Each	$854,827.00	$60,692,717.00 NTE
	Buffalo 1-A 12 seat FFP FOB: Destination

				MAX NET AMT	$60,692,717.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0009		80	Each	$1,000.00	$80,000.00 NTE
	On-Board Consumables FFP Buffalo OBC. IAW SOW and PS FOB: Destination

				MAX NET AMT	$80,000.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0010		80	Each	$22,000.00	$1,760,000.00 NTE
	Forward Deployment Blocks FFP Buffalo FDB. IAW SOW and PS FOB: Destination

				MAX NET AMT	$1,760,000.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0011		UNDEFINED		UNDEFINED	UNDEFINED
Training Sessions FFP FOB: Destination

				MAX NET AMT	UNDEFINED

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0011AA		5	Each	$30,000.00	$150,000.00 NTE
	Training Sessions - CONUS FFP Buffalo Training. IAW SOW and PS FOB: Destination

				MAX NET AMT	$150,000.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0011AB		15	Each	$50,000.00	$750,000.00 NTE
	Training Sessions - OCONUS FFP Buffalo Training. IAW SOW and PS FOB: Destination

				MAX NET AMT	$750,000.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0012		10	Each	$225,000.00	$2,250,000.00 NTE
	Maintenance Workshop Blk FFP Buffalo MWB. IAW SOW and PS FOB: Destination

				MAX NET AMT	$2,250,000.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0013		UNDEFINED		UNDEFINED	UNDEFINED
Technical Manuals FFP FOB: Destination

				MAX NET AMT	UNDEFINED

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0013AA		80	Each	$750.00	$60,000.00 NTE
	Buffalo Tech Manuals FFP FOB: Destination

				MAX NET AMT	$60,000.00

ITEM NO	SUPPLIES/SERVICES	MAX QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0013AB		200	Each	$500.00	$100,000.00 NTE
	Cougar Technical Manuals FFP FOB: Destination

				MAX NET AMT	$100,000.00

Section D - Packaging and Marking

CLAUSES INCORPORATED BY REFERENCE

252.211-7003	Item Identification and Valuation	JUN 2005

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Origin	Government	Origin	Government
0002	Destination	Government	Destination	Government
0003	Origin	Government	Origin	Government
0004	Destination	Government	Destination	Government
0005	N/A	N/A	N/A	Government
0005AA	Destination	Government	Destination	Government
0005AB	Destination	Government	Destination	Government
0006	Destination	Government	Destination	Government
0007	Destination	Government	Destination	Government
0008	Origin	Government	Origin	Government
0008AA	N/A	N/A	N/A	Government
0008AB	N/A	N/A	N/A	Government
0009	Destination	Government	Destination	Government
0010	Destination	Government	Destination	Government
0011	N/A	N/A	N/A	Government
0011AA	N/A	N/A	N/A	Government
0011AB	Destination	Government	Destination	Government
0012	Destination	Government	Destination	Government
0013	N/A	N/A	N/A	Government
0013AA	N/A	N/A	N/A	Government
0013AB	N/A	N/A	N/A	Government

CLAUSES INCORPORATED BY REFERENCE

52.246-2	Inspection Of Supplies—Fixed Price	AUG 1996
52.246-4	Inspection Of Services—Fixed Price	AUG 1996
52.247-30	F.O.B. Origin, Contractor’s Facility	FEB 2006

Section F - Deliveries or Performance

CLAUSES INCORPORATED BY REFERENCE

52.242-17	Government Delay Of Work	APR 1984
52.246-16	Responsibility For Supplies	APR 1984

DELIVERIES OR PERFORMANCE

F-1  DELIVERY TERMS:  Deliveries shall be made on F.O.B. terms.

F-2  CONTRACT TYPE:  This letter contract is anticipated to result in an Indefinite Delivery/Indefinite Quantity (ID/IQ) fixed price contract.  Every Contract Line Item Number (CLIN) is ID/IQ.  Performance shall be made only as authorized by delivery orders issued in accordance with the ordering clause of the contract.  Ordering period shall be from contract award through 180 days.  The contract minimum quantiy is 1 (one) and the contract maximum quantity is specified at the CLIN level.  The order minimum quantity per CLIN is 1 (one) and the maximum ordering quantity is specified at the CLIN level.

F-3  DELIVERY ORDERS: Each delivery order will contain, among other information, the date of the order, the order number, the exact quantity of units to be delivered, delivery or performance, place of delivery, any special shipping instructions, pricing, and accounting and appropriation data.  The unit price of each delivery order will be determined by the ordering period and the number of units ordered in accordance with the Schedule of Supplies and/or Services of this contract.  Individual orders will be issued using the single price for the increment that corresponds to the total quantity being purchased on that order for the year in which the order is placed.  Quantities are not cumulative from order to order.  The unit price of each order is determined by the total quantity for that order only, regardless of the previous number of orders issued or the total of previous quantities ordered.  Delivery of units under a specific delivery order shall not be combined with delivery of units under another delivery order.  Delivery orders will incorporate all clauses of the contract.  The Contractor is responsible for delivery of each item to the final (e.g., unit) destination, to include local shipments from the port of entry, or other receiving facility.

F-4  PRODUCTION ITEM RATE OF DELIVERY Delivery shall be at a rate in accordance with the following schedule:

	2007
VEHICLE/MONTH	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	TOTALS

Buffalo IA-Current Config			2	3	4								9
Buffalo IA-12 Seat			0	0	0	5	6	6	6	6	4	4	37
Buffalo IB-12 Seat/Caterpillar Engine
JERRV 6x6 ENG		10	15	25	25	25	20	20	20	20	20		200

	2008
VEHICLE/MONTH	JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC	TOTALS

Buffalo IA-12 Seat	4	4	2										10
Buffalo IB-12 Seat/Caterpillar Engine			1	3	4	5	6	5	0	0	0	0	24

F-5  PERIOD OF PERFORMANCE:  The period of performance for this contract shall be 18 Months beginning on the effective date of the contract.

Section G - Contract Administration Data

CLAUSES INCORPORATED BY FULL TEXT

MARCORSYSCOM WAWF INSTRUCTIONS TO CONTRACTORS

ELECTRONIC INVOICING PROCEDURES (MARCORSYSCOM Feb 2006)

In compliance with DFARS 252.232-7003, “Electronic Submission of Payment Request (May 2006)”, the United States Marine Corps (USMC) utilizes WAWF-RA to electronically process vendor request for payment.  The contractor is required to utilize this system when processing invoices and receiving reports under this contract.

The contractor shall (i) ensure an Electronic Business Point of Contract (POC) is designated in Central Contractor Registration at http://www.ccr.gov and (ii) register to use WAWF-RA at the https://wawf.eb.mil/ within ten (10) days after award of the contract or modification incorporating WAWF-RA into the contract.  Step by step procedures to register are available at the https://wawf.eb.mil/.

The USMC WAWF-RA point of contact for this contract is Jim Batton and can be reached on (703) 432-3602 or via email at James.Batton@USMC.mil The alternate USMC WAWF-RA point of contact is Tom Carmody and can be reached on (703) 432-3582 or via email at Thomas.Carmody@USMC.mil

The contactor is directed to use the Combo format when processing invoices and receiving reports.  For all requirements, the contractor shall use the Marine Corps Systems Command DODAAC (M67854) as the DODAAC for all shipping addresses, even if the ship-to address is other than the Marine Corps Systems Command.

DFAS-Columbus

P.O. Box 369022

Attn:Kansas-M67443

Columbus, Ohio 43236-9022

E-Mail: CCO-KC-VPIS@DFAS.MIL

PHONE: 1-800-756-4571 #2 then #4

WAWF: https://wawf.eb.mil/

VPIS: https://www.dfas.mil/money/vendor

Data entry information in WAWF:

Payment Office DoDAAC: HQ0338

Issue By DoDAAC: M67854

Admin Office DoDAAC: S1103A

Ship To/Service Acceptor DoDAAC: M67854/EXT PG15

Contract Number: M67854-07-D-5006

Before closing out of an invoice session in WAWF-RA, but after submitting your document or documents, the contractor will be prompted to send additional email notifications.  The contractor shall click on “ Send Additional Email Notifications” block on the page that appears. Add the primary point of contact’s email address(provided above) in the first email address block and add the alternate point of contact’s email address in the following block.  This additional notification to the government is important to ensure the appropriate point of contact is aware that the invoice documents have been submitted into the WAWF-RA system.

NOTE: The POCs identified above are for WAWF issues only.  Any other contracting questions/problems should be addressed to the POC identified in Section A of the contract.

Section H - Special Contract Requirements

SPECIAL CONTRACT REQUIREMENTS

SECTION H: SPECIAL CONTRACT REQUIREMENTS

H-1         CONTRACTOR NOTICE REGARDING LATE DELIVERY

In the event that the contractor, for any reason, anticipates or encounters difficulty in complying with the contract delivery schedule or date, or in meeting any of the other requirements of the contract, they shall immediately notify the Administrative and Procuring Contracting Officers (ACO and PCO) in writing, providing all of the pertinent details. This data shall be informational only in character and its receipt by the Government shall not be construed as a waiver by the Government of (i) any delivery schedule or date, (ii) compliance with any other contract requirement by the contractor, or (iii) any other rights or remedies belonging to the Government under law or otherwise under this contract.

H-2   CONTRACT CHANGES

H-2.1 No order, statement, or conduct of Government personnel who might visit the contractor’s facility or in any other manner communicate with contractor personnel during the performance of this contract shall constitute a change under the “Changes” clause of this contract, FAR 52.243-1, Changes—Fixed Price (AUG 1987).

H-2.2 No understanding or agreement, contract modification, change order, or other matter deviating from or constituting an alteration or change of the terms of the contract shall be effective or binding upon the Government unless formalized by contractual documents executed by the contracting officer or his or her designated representative.

H-2.3 The Contracting Officer is the only person authorized to approve changes in any of the requirements of this contract and, notwithstanding provisions contained elsewhere in the contract, the said authority remains solely with the Contracting Officer. In the event that the contractor effects any change at the direction of any person other than the Contracting Officer, the change will be considered to have been made without authority at the contractor’s expense, and no adjustment shall be made in the contract price or other contract terms and conditions as consideration for the aforementioned unauthorized change. Further, should the unauthorized change be to the Government’s detriment, the contractor may be held financially responsible for its correction.

H-3   CONTRACT PERFORMANCE IN A CRISIS SITUATION (CLINS 0002 and 0009)

a.             Contractor personnel deployed to a theater of operations are subject to the Uniform Code of Military Justice (UCMJ) when serving with or accompanying an armed force only “in time of war” as declared by Congress.  Retired members of the military may be subjected to action under the UCMJ without a congressionally declared war.  Contract Personnel may have administrative privileges suspended for disciplinary infractions or improper conduct.

b.             Contractors shall request guidance from Government media operations center if and when they are approached by reporters seeking interviews or information on their participation in the mission/operation.

c.             The Contractor shall take all necessary administrative actions required to prepare its personnel for a crisis situation deployment.  Some examples of these actions are:

Inform its employees of their responsibility to adhere to all guidance and orders issued by the theater commander, or his representative, regarding possession, use, safety and accountability of weapons.

Assist its employees to obtain the required civilian licenses to operate the equipment necessary to perform the contract in the theater of operation.

Obtain all passports, visas, or other documents necessary to enter or exit any areas identified by the PCO.

Assist its employees in obtaining security clearances applicable to the level required for performance in the theater of operations.

Assist its employees in obtaining a complete physical evaluation equal to that similarly assigned government personnel must pass.  Medical requirements shall be completed prior to arrival at the point of debarkation or prior to direct deployment with the unit.

d.             Definitions of Terms:

“Contractor Personnel” includes all agents, employees, and subcontractors of the prime contractor.

“Crisis Situation,” per DOD Instruction 3020.37, means any emergency so declared by the National Command Authority or the overseas combatant commander, whether or no U.S. Armed Forces are involved, minimally encompassing civil unrest or insurrection, civil war, civil disorder, terrorism, hostilities build-up, wartime conditions, disasters, or international conflict presenting a serious threat to DoD interests.

e.             To the extent the contractor is unable to obtain or retain the services of qualified personnel to perform in the crisis situation theater, the contract shall not be terminated for default.  Every reasonable effort shall be made by the contractor to provide uninterrupted services of qualified personnel.

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	SEP 2005
52.204-2	Security Requirements	AUG 1996
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-7	Central Contractor Registration	JUL 2006
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	SEP 2006
52.211-5	Material Requirements	AUG 2000
52.211-15	Defense Priority And Allocation Requirements	SEP 1990
52.215-2	Audit and Records—Negotiation	JUN 1999
52.215-8	Order of Precedence—Uniform Contract Format	OCT 1997
52.215-10	Price Reduction for Defective Cost or Pricing Data	OCT 1997
52.215-11	Price Reduction for Defective Cost or Pricing Data—Modifications	OCT 1997
52.215-12	Subcontractor Cost or Pricing Data	OCT 1997

52.215-13	Subcontractor Cost or Pricing Data—Modifications	OCT 1997
52.215-14	Integrity of Unit Prices	OCT 1997
52.215-16	Facilities Capital Cost of Money	JUN 2003
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.215-19	Notification of Ownership Changes	OCT 1997
52.215-20	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data	OCT 1997
52.215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data—Modifications	OCT 1997
52.216-24	Limitation Of Government Liability	APR 1984
52.216-25	Contract Definitization	OCT 1997
52.219-14	Limitations On Subcontracting	DEC 1996
52.222-1	Notice To The Government Of Labor Disputes	FEB 1997
52.222-3	Convict Labor	JUN 2003
52.222-19	Child Labor — Cooperation with Authorities and Remedies	JAN 2006
52.222-20	Walsh-Healey Public Contracts Act	DEC 1996
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	APR 2002
52.222-26 Alt I	Equal Opportunity (Apr 2002) - Alternate I	FEB 1999
52.222-29	Notification Of Visa Denial	JUN 2003
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-35 Alt I	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sep 2006) Alternate I	DEC 2001
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-39	Notification of Employee Rights Concerning Payment of Union Dues or Fees	DEC 2004
52.223-3	Hazardous Material Identification And Material Safety Data	JAN 1997
52.223-6	Drug-Free Workplace	MAY 2001
52.223-10	Waste Reduction Program	AUG 2000
52.223-11	Ozone-Depleting Substances	MAY 2001
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.224-1	Privacy Act Notification	APR 1984
52.224-2	Privacy Act	APR 1984
52.225-13	Restrictions on Certain Foreign Purchases	FEB 2006
52.227-1	Authorization and Consent	JUL 1995

52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	AUG 1996
52.227-3	Patent Indemnity	APR 1984
52.227-9	Refund Of Royalties	APR 1984
52.227-21	Technical Data Certification, Revision, and Withholding of Payment—Major Systems	JAN 1997
52.227-22	Major System—Minimum Rights	JUN 1987
52.228-3	Worker’s Compensation Insurance (Defense Base Act)	APR 1984
52.228-4	Workers’ Compensation and War-Hazard Insurance Overseas	APR 1984
52.229-3	Federal, State And Local Taxes	APR 2003
52.229-4	Federal, State, And Local Taxes (State and Local Adjustments)	APR 2003
52.232-1	Payments	APR 1984
52.232-8	Discounts For Prompt Payment	FEB 2002
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-11	Extras	APR 1984
52.232-17	Interest	JUN 1996
52.232-18	Availability Of Funds	APR 1984
52.232-23	Assignment Of Claims	JAN 1986
52.232-25	Prompt Payment	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3	Protest After Award	AUG 1996
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.234-1	Industrial Resources Developed Under Defense Production Act Title III	DEC 1994
52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-13	Bankruptcy	JUL 1995
52.242-15	Stop-Work Order	AUG 1989
52.243-1	Changes—Fixed Price	AUG 1987
52.243-7	Notification Of Changes	APR 1984
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	SEP 2006
52.245-1	Property Records	APR 1984
52.246-23	Limitation Of Liability	FEB 1997
52.246-24	Limitation Of Liability—High-Value Items	FEB 1997
52.246-25	Limitation Of Liability—Services	FEB 1997
52.247-1	Commercial Bill Of Lading Notations	FEB 2006
52.247-63	Preference For U.S. Flag Air Carriers	JUN 2003
52.248-1	Value Engineering	FEB 2000
52.249-2	Termination For Convenience Of The Government (Fixed-Price)	MAY 2004
52.249-8	Default (Fixed-Price Supply & Service)	APR 1984
52.249-14	Excusable Delays	APR 1984
52.253-1	Computer Generated Forms	JAN 1991

252.201-7000	Contracting Officer’s Representative	DEC 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2004
252.203-7002	Display Of DOD Hotline Poster	DEC 1991
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	MAR 1998
252.215-7000	Pricing Adjustments	DEC 1991
252.215-7002	Cost Estimating System Requirements	OCT 1998
252.223-7004	Drug Free Work Force	SEP 1988
252.225-7001	Buy American Act And Balance Of Payments Program	JUN 2005
252.225-7002	Qualifying Country Sources As Subcontractors	APR 2003
252.225-7004	Reporting of Contract Performance Outside the United States and Canada—Submission after Award	JUN 2005
252.225-7012	Preference For Certain Domestic Commodities	JUN 2004
252.225-7013	Duty-Free Entry	OCT 2006
252.225-7016	Restriction On Acquisition Of Ball and Roller Bearings	MAR 2006
252.225-7022	Restriction On Acquisition Of Polyacrylonitile (PAN) Carbon Fiber	JUN 2005
252.225-7028	Exclusionary Policies And Practices Of Foreign Government	APR 2003
252.225-7041	Correspondence in English	JUN 1997
252.225-7042	Authorization to Perform	APR 2003
252.227-7013	Rights in Technical Data—Noncommercial Items	NOV 1995
252.227-7015	Technical Data—Commercial Items	NOV 1995
252.227-7025	Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends	JUN 1995
252.227-7028	Technical Data or Computer Software Previously Delivered to the Government	JUN 1995
252.227-7030	Technical Data—Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.228-7003	Capture and Detention	DEC 1991
252.229-7006	Value Added Tax Exclusion (United Kingdom)	JUN 1997
252.229-7008	Relief From Import Duty (United Kingdom)	JUN 1997
252.231-7000	Supplemental Cost Principles	DEC 1991
252.232-7003	Electronic Submission of Payment Requests	MAY 2006
252.232-7008	Assignment of Claims (Overseas)	JUN 1997
252.232-7010	Levies on Contract Payments	SEP 2005
252.233-7001	Choice of Law (Overseas)	JUN 1997

252.242-7003	Application For U.S. Government Shipping Documentation/Instructions	DEC 1991
252.243-7001	Pricing Of Contract Modifications	DEC 1991
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.245-7000	Government-Furnished Mapping, Charting, and Geodesy Property	DEC 1991
252.245-7001	Reports Of Government Property	MAY 1994
252.246-7001	Warranty Of Data	DEC 1991
252.247-7023	Transportation of Supplies by Sea	MAY 2002
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000
252.249-7002	Notification of Anticipated Program Termination or Reduction	DEC 1996

CLAUSES INCORPORATED BY FULL TEXT

52.215-19      NOTIFICATION OF OWNERSHIP CHANGES (OCT 1997)

(a) The Contractor shall make the following notifications in writing:

(1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

(2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

(b) The Contractor shall—

(1) Maintain current, accurate, and complete inventory records of assets and their costs;

(2) Provide the ACO or designated representative ready access to the records upon request;

(3) Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractor’s ownership changes; and

(4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.

The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k).

(End of clause)

52.216-18      ORDERING. (OCT 1995)

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from contract award through 180 days.

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered “issued” when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

(End of clause)

52.216-24     LIMITATION OF GOVERNMENT LIABILITY (APR 1984)

(a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding 50% of the amount obligated per delivery order.

(b) The maximum amount for which the Government shall be liable if this contract is terminated is 50% of the amount obligated per delivery order.

(End of clause)

52.232-32     PERFORMANCE-BASED PAYMENTS (FEB 2002)

(a) Amount of payments and limitations on payments. Subject to such other limitations and conditions as are specified in this contract and this clause, the amount of payments and limitations on payments shall be specified in the contract’s description of the basis for payment.

(b) Contractor request for performance-based payment. The Contractor may submit requests for payment of performance-based payments not more frequently than monthly, in a form and manner acceptable to the Contracting Officer. Unless otherwise authorized by the Contracting Officer, all performance-based payments in any period for which payment is being requested shall be included in a single request, appropriately itemized and totaled. The Contractor’s request shall contain the information and certification detailed in paragraphs (l) and (m) of this clause.

(c) Approval and payment of requests. (1) The Contractor shall not be entitled to payment of a request for performance-based payment prior to successful accomplishment of the event or performance criterion for which payment is requested. The Contracting Officer shall determine whether the event or performance criterion for which payment is requested has been successfully accomplished in accordance with the terms of the contract. The Contracting Officer may, at any time, require the Contractor to substantiate the successful performance of any event or performance criterion which has been or is represented as being payable.

(2) A payment under this performance-based payment clause is a contract financing payment under the Prompt Payment clause of this contract and not subject to the interest penalty provisions of the Prompt Payment Act. The designated payment office will pay approved requests on the 30th day after receipt of the request for performance-based payment. However, the designated payment office is not required to provide payment if the Contracting Officer requires substantiation as provided in paragraph (c)(1) of this clause, or inquires into the status of an event or performance criterion, or into any of the conditions listed in paragraph (e) of this clause, or into the Contractor certification. The payment period will not begin until the Contracting Officer approves the request.

(3) The approval by the Contracting Officer of a request for performance-based payment does not constitute an acceptance by the Government and does not excuse the Contractor from performance of obligations under this contract.

(d) Liquidation of performance-based payments. (1) Performance-based finance amounts paid prior to payment for delivery of an item shall be liquidated by deducting a percentage or a designated dollar amount from the delivery payment. If the performance-based finance payments are on a delivery item basis, the liquidation amount for each such line item shall be the percent of that delivery item price that was previously paid under performance-based finance payments or the designated dollar amount. If the performance-based finance payments are on a whole contract basis, liquidation shall be by either predesignated liquidation amounts or a liquidation percentage.

(2) If at any time the amount of payments under this contract exceeds any limitation in this contract, the Contractor shall repay to the Government the excess. Unless otherwise determined by the Contracting Officer, such excess shall be credited as a reduction in the unliquidated performance-based payment balance(s), after adjustment of invoice payments and balances for any retroactive price adjustments.

(e) Reduction or suspension of performance-based payments. The Contracting Officer may reduce or suspend performance-based payments, liquidate performance-based payments by deduction from any payment under the contract, or take a combination of these actions after finding upon substantial evidence any of the following conditions:

(1) The Contractor failed to comply with any material requirement of this contract (which includes paragraphs (h) and (i) of this clause).

(2) Performance of this contract is endangered by the Contractor’s (i) failure to make progress, or (ii) unsatisfactory financial condition.

(3) The Contractor is delinquent in payment of any subcontractor or supplier under this contract in the ordinary course of business.

(f) Title. (1) Title to the property described in this paragraph (f) shall vest in the Government. Vestiture shall be immediately upon the date of the first performance-based payment under this contract, for property acquired or produced before that date. Otherwise, vestiture shall occur when the property is or should have been allocable or properly chargeable to this contract

(2) “Property,” as used in this clause, includes all of the following described items acquired or produced by the Contractor that are or should be allocable or properly chargeable to this contract under sound and generally accepted accounting principles and practices:

(i) Parts, materials, inventories, and work in process;

(ii) Special tooling and special test equipment to which the Government is to acquire title under any other clause of this contract;

(iii) Nondurable (i.e., noncapital) tools, jigs, dies, fixtures, molds, patterns, taps, gauges, test equipment and other similar manufacturing aids, title to which would not be obtained as special tooling under subparagraph (f)(2)(ii) of this clause; and

(iv) Drawings and technical data, to the extent the Contractor or subcontractors are required to deliver them to the Government by other clauses of this contract.

(3) Although title to property is in the Government under this clause, other applicable clauses of this contract (e.g., the termination or special tooling clauses) shall determine the handling and disposition of the property.

(4) The Contractor may sell any scrap resulting from production under this contract, without requesting the Contracting Officer’s approval, provided that any significant reduction in the value of the property to which the Government has title under this clause is reported in writing to the Contracting Officer.

(5) In order to acquire for its own use or dispose of property to which title is vested in the Government under this clause, the Contractor must obtain the Contracting Officer’s advance approval of the action and the terms. If approved, the basis for payment (the events or performance criteria) to which the property is related shall be deemed to be not in compliance with the terms of the contract and not payable (if the property is part of or needed for performance), and the Contractor shall refund the related performance-based payments in accordance with paragraph (d) of this clause.

(6) When the Contractor completes all of the obligations under this contract, including liquidation of all performance-based payments, title shall vest in the Contractor for all property (or the proceeds thereof) not—

(i) Delivered to, and accepted by, the Government under this contract; or

(ii) Incorporated in supplies delivered to, and accepted by, the Government under this contract and to which title is vested in the Government under this clause.

(7) The terms of this contract concerning liability for Government-furnished property shall not apply to property to which the Government acquired title solely under this clause.

(g) Risk of loss. Before delivery to and acceptance by the Government, the Contractor shall bear the risk of loss for property, the title to which vests in the Government under this clause, except to the extent the Government expressly assumes the risk. If any property is damaged, lost, stolen, or destroyed, the basis of payment (the events or performance criteria) to which the property is related shall be deemed to be not in compliance with the terms of the contract and not payable (if the property is part of or needed for performance), and the Contractor shall refund the related performance-based payments in accordance with paragraph (d) of this clause.

(h) Records and controls. The Contractor shall maintain records and controls adequate for administration of this clause. The Contractor shall have no entitlement to performance-based payments during any time the Contractor’s records or controls are determined by the Contracting Officer to be inadequate for administration of this clause.

(i) Reports and Government access. The Contractor shall promptly furnish reports, certificates, financial statements, and other pertinent information requested by the Contracting Officer for the administration of this clause and to determine that an event or other criterion prompting a financing payment has been successfully accomplished. The Contractor shall give the Government reasonable opportunity to examine and verify the Contractor’s records and to examine and verify the Contractor’s performance of this contract for administration of this clause.

(j) Special terms regarding default. If this contract is terminated under the Default clause, (1) the Contractor shall, on demand, repay to the Government the amount of unliquidated performance-based payments, and (2) title shall vest in the Contractor, on full liquidation of all performance-based payments, for all property for which the Government elects not to require delivery under the Default clause of this contract. The Government shall be liable for no payment except as provided by the Default clause.

(k) Reservation of rights. (1) No payment or vesting of title under this clause shall (i) excuse the Contractor from performance of obligations under this contract, or (ii) constitute a waiver of any of the rights or remedies of the parties under the contract.

(2) The Government’s rights and remedies under this clause (i) shall not be exclusive, but rather shall be in addition to any other rights and remedies provided by law or this contract, and (ii) shall not be affected by delayed, partial, or omitted exercise of any right, remedy, power, or privilege, nor shall such exercise or any single exercise preclude or impair any further exercise under this clause or the exercise of any other right, power, or privilege of the Government.

(l) Content of Contractor’s request for performance-based payment. The Contractor’s request for performance-based payment shall contain the following:

(1) The name and address of the Contractor;

(2) The date of the request for performance-based payment;

(3) The contract number and/or other identifier of the contract or order under which the request is made;

(4) Such information and documentation as is required by the contract’s description of the basis for payment; and

(5) A certification by a Contractor official authorized to bind the Contractor, as specified in paragraph (m) of this clause.

(m) Content of Contractor’s certification. As required in paragraph (l)(5) of this clause, the Contractor shall make the following certification in each request for performance-based payment:

I certify to the best of my knowledge and belief that—

(1) This request for performance-based payment is true and correct; this request (and attachments) has been prepared from the books and records of the Contractor, in accordance with the contract and the instructions of the Contracting Officer;

(2) (Except as reported in writing on                       ), all payments to subcontractors and suppliers under this contract have been paid, or will be paid, currently, when due in the ordinary course of business;

(3) There are no encumbrances (except as reported in writing on                 ) against the property acquired or produced for, and allocated or properly chargeable to, the contract which would affect or impair the Government’s title;

(4) There has been no materially adverse change in the financial condition of the Contractor since the submission by the Contractor to the Government of the most recent written information dated                       ; and

(5) After the making of this requested performance-based payment, the amount of all payments for each deliverable item for which performance-based payments have been requested will not exceed any limitation in the contract, and the amount of all payments under the contract will not exceed any limitation in the contract.

(End of clause)

52.252-2      CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://hydra.gsa.gov/far/current/html/toc.html

http://farsite.hill.af.mil

(End of clause)

252.217-7027     CONTRACT DEFINITIZATION (OCT 1998)

(a) A fixed price Indefinite Delivery/Indefinite Quantity (ID/IQ) is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit fixed price proposal and cost or pricing data supporting its proposal.

(b) The schedule for definitizing this contract is as follows (insert target date for definitization of the contract action and dates for submission of proposal, beginning of negotiations, and, if appropriate, submission of the make-or-buy and subcontracting plans and cost or pricing data).

EVENT	DATE
NTE Proposal & ROM Received	08 Nov 2006
Letter Contract Award	09 November 2006
Baseline Definitization Proposal Received	11 December 2006
Technical Evaluation Received	18 December 2006
Pre-Negotiation Clearance Approved	12 February 2007
Negotiations Complete	16 April 2007
Post Negotiation Clearance Approved	06 May 2007
Definitive Contract Executed	07 May 2007

(c) If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with subpart 15.4 and part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1) After the Contracting Officer’s determination of price or fee, the contract shall be governed by—

(i) All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii) All clauses required by law as of the date of the Contracting Officer’s determination; and

(iii) Any other clauses, terms, and conditions mutually agreed upon.

(2) To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d) The definitive contract resulting from this undefinitized contract action will include a negotiated firm-fixed price contract in no event to exceed $214,124,459.00.

(End of clause)

Section J - List of Documents, Exhibits and Other Attachments

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Attachment 1	Statement of Work
Attachment 2	JERRV Performance Specification
Attachment 3	Buffalo Performance Specification